Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

AI Powered International Equity ETF (AIIQ)
(the “Fund”)

May 17, 2021

Supplement to the
Summary Prospectus dated September 30, 2020

Effective immediately, Toroso Investments, LLC (“Toroso” or the”Sub-Adviser”) has become the sub-adviser to the Fund, and Eric Kelly and Qiao Duan, CFA, both Portfolio Managers with the Sub-Adviser, will be responsible for the day-to-day management of the Fund. All references in the Summary Prospectus to the Fund’s previous sub-adviser and portfolio managers should be disregarded.

Please retain this Supplement with your Summary Prospectus for future reference.

AI Powered International Equity ETF (AIIQ)
(the “Fund”)

May 17, 2021

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated September 30, 2020

Effective immediately, Toroso Investments, LLC (“Toroso” or the”Sub-Adviser”) has become the sub-adviser to the Fund, and Eric Kelly and Qiao Duan, CFA, both Portfolio Managers with the Sub-Adviser, will be responsible for the day-to-day management of the Fund. All references in the Summary Prospectus, Prospectus, and SAI to the Fund’s previous sub-adviser and portfolio managers should be disregarded.
The following information replaces the “Management — Sub-Adviser” section on pages 12-13 of the Prospectus:
Sub-Adviser
Pursuant to an Interim Investment Sub-Advisory Agreement, the Adviser has retained Toroso Investments, LLC to serve as sub-adviser for the Fund. Toroso is responsible for the day-to-day management of the Fund. Toroso’s principal office is located at 898 N. Broadway, Suite 2, Massapequa, New York 11758. Toroso is a Delaware limited liability company founded in March 2012 that is dedicated to understanding, researching and managing assets within the expanding ETF universe. Toroso is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board. For its services, Toroso is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets of 0.045% on the first $500 million, 0.040% on the next $500 million, and 0.030% on net assets in excess of $1 billion, all subject to a minimum annual fee of $25,000.
The Fund’s Board of Trustees has also approved a new investment sub-advisory agreement with the Adviser and Toroso, which will become effective pending shareholder approval. The terms and compensation payable to Toroso under the Interim Investment Sub-Advisory Agreement and the new investment sub-advisory agreement are materially identical, except with respect to each agreement’s effective date, termination date, and that the new investment sub-advisory agreement will entitle Toroso to receive a fee from the Adviser of 0.035% on net assets in excess of $1 billion, rather than 0.030% under the Interim Investment Sub-Advisory Agreement.
The basis for the Board of Trustees’ approval of the Interim Investment Sub-Advisory Agreement will be available in the Fund’s Annual Report to Shareholders for the period ending May 31, 2021, and the basis for the Board of Trustees’ approval of the new investment sub-advisory agreement will be available in the Fund’s report to shareholders for the period during which such agreement is approved by Fund shareholders.
Portfolio Managers
Eric Kelly and Qiao Duan, CFA, are primarily and jointly responsible for the day-to-day management of the Fund.
Mr. Kelly serves as portfolio manager at the Sub-Adviser focusing on strategy implementation and trade execution, having joined the firm in September 2020. From July 2019 - September 2020, he was an execution Portfolio Manager at Exponential ETFs, where he managed trading and reporting responsibilities relating to all ETF strategies. Prior to joining the Exponential ETFs, Mr. Kelly was an Associate Director with Institutional Investment Consulting (IIC) serving as the lead investment analyst on over $10 billion worth of Treasury and Retirement assets. Mr. Kelly joined joined IIC in 2013. Prior to IIC, Eric served as an analyst and trader at Merrill Lynch and in the hedge fund industry, operating within the equities, options, futures, and fixed income markets. Mr. Kelly attended the University of Michigan Dearborn where he received degrees in Finance and Accounting, with a minor in International Economics. He is a candidate in the CFA Program.
Ms. Duan serves as Portfolio Manager at the Sub-Adviser focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

The Fund’s SAI provides additional information about each Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares.
The following information replaces the “Investment Adviser and Sub-Adviser — Sub-Adviser” section on pages 17–18 of the SAI:
INVESTMENT ADVISER AND SUB-ADVISER
Sub-Adviser
The Trust, on behalf of the Fund, and the Adviser have retained Toroso Investments, LLC to serve as sub-adviser for the Fund. Toroso’s principal office is located at 898 N. Broadway, Suite 2, Massapequa, New York 11758. Toroso is a Delaware limited liability company founded in March 2012 that is dedicated to understanding, researching and managing assets within the expanding ETF universe.
Pursuant to an Interim Investment Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”) among the Adviser, the Sub-Adviser, and the Trust, the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser, subject to the supervision of the Adviser and the Board. For the services it provides to the Fund, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser.
The Interim Sub-Advisory Agreement with respect to the Fund will continue in force for a period of up to 150 days, during which period shareholders are expected to be solicited to approve a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement will be materially identical to the Interim Sub-Advisory Agreement, except that the New Sub-Advisory Agreement will continue in force for an initial period of two years and will entitle Toroso to receive a fee from the Adviser of 0.035% on net assets in excess of $1 billion, rather than 0.030% under the Interim Sub-Advisory Agreement. After the initial two-year period, the New Sub-Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Interim Sub-Advisory Agreement and New Sub-Advisory Agreement terminate automatically in the event of their assignment, and are terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding Shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Interim Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
Prior to May 17, 2021, Vident Investment Advisory, LLC (“VIA”) served as sub-adviser to the Fund. The table below lists the Management fees payable by the Adviser to VIA for the fiscal year/period ended May 31:

2020	2019
$25,000	$24,726(1)
(1) For the fiscal period June 5, 2018 (commencement of operations) through May 31, 2019.

PORTFOLIO MANAGERS
The Fund is managed by Eric Kelly and Qiao Duan, CFA, Portfolio Managers for the Sub-Adviser.

Other Accounts. In addition to the Fund, the portfolio managers managed the following other accounts as of April 30, 2021, none of which were subject to a performance fee.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Eric Kelly	0	$0	0	$0	0	$0
Qiao Duan	0	$0	0	$0	0	$0
Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of the portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of May 17, 2021, the portfolio managers did not beneficially own Shares.
Portfolio Manager Compensation. The Fund’s portfolio managers receive a fixed base salary and discretionary bonus that are not tied to the performance of the Fund.
Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with his or her management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

Please retain this Supplement with your Prospectus and SAI for future reference.
3